                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                             STRATUS COMPUTER, INC.
                (Name of Registrant as Specified In Its Charter)

                                      [ ]
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                             STRATUS COMPUTER, INC.
                             55 FAIRBANKS BOULEVARD
                        MARLBOROUGH, MASSACHUSETTS 01752

March 17, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Stratus Computer, Inc., which will be held on Wednesday, April 23, 1997, at 2:00 PM, at the offices of the Company, 55 Fairbanks Boulevard, Marlborough, Massachusetts.

     The following Notice of Annual Meeting of Stockholders and Proxy Statement describes the items to be considered by the stockholders and contains certain information about Stratus' directors and executive officers.

     Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the enclosed proxy. You can revoke it at any time prior to the meeting, or vote your shares personally if you attend the meeting. We look forward to seeing you.

                                          Sincerely,

                                          William E. Foster

                                          WILLIAM E. FOSTER
                                          Chairman of the Board
                                          Chief Executive Officer

                             STRATUS COMPUTER, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 1997

     The Annual Meeting of Stockholders of Stratus Computer, Inc. (the "Company") will be held at the offices of the Company, 55 Fairbanks Boulevard, Marlborough, Massachusetts, on Wednesday, April 23, 1997, at 2:00 PM, for the following purposes:

        1.  To elect two Class I directors for a three (3) year term.

        2. To approve amendments to the 1983 Stock Option Plan and the Non-Qualified Common Stock Option Plan increasing the maximum combined aggregate number of shares of Common Stock authorized to be issued under both plans from 9,380,200 to 10,880,200.

        3. To approve amendments to the 1983 Stock Option Plan and the Non-Qualified Common Stock Option Plan increasing the maximum aggregate annual limitation on shares for which options may be granted to a participant under both plans from 100,000 to 500,000.

        4. To approve an amendment to the Non-Qualified Common Stock Option Plan increasing the number of shares for which options are to be granted to outside Directors from 6,000 to 8,000 upon new appointment and from 3,000 to 4,000 annually thereafter.

        5. To approve an amendment to the Employee Stock Purchase Plan increasing the aggregate number of shares that may be issued thereunder from 3,100,000 to 4,100,000.

        6. To ratify the selection by the Board of Directors of Ernst & Young LLP as the Company's independent auditors.

        7. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Stockholders of record at the close of business on February 28, 1997 will be entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting.

                                          By order of the Board of Directors

                                          EILEEN CASAL, Assistant Clerk

Marlborough, Massachusetts
March 17, 1997

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                             STRATUS COMPUTER, INC.
                             55 FAIRBANKS BOULEVARD
                        MARLBOROUGH, MASSACHUSETTS 01752
                                 (508) 460-2000

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Stratus Computer, Inc. (the "Company"). The proxies will be used at the Annual Meeting of Stockholders to be held on April 23, 1997 and at any adjournment of that meeting. Each proxy will be voted in accordance with the instructions specified, and, if no instruction is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by a written revocation, a subsequently dated proxy or an oral request at the meeting.

     The Board of Directors has fixed February 28, 1997 as the record date for the determination of stockholders entitled to vote at the meeting. On that date there were outstanding and entitled to vote 23,993,346 shares of common stock of the Company. Each share is entitled to one vote.

     A plurality of the shares voting is required for the election of directors. Approval of each of the other matters which is before the meeting will require the affirmative vote of the holders of a majority of the shares voting thereon. No votes may be taken at the meeting, other than a vote to adjourn, unless a quorum has been constituted consisting of the representation of a majority of the outstanding shares as of the record date. Votes will be tabulated by the Company's transfer agent subject to the supervision of persons designated by the Board of Directors as inspectors.

     All shares represented at the meeting, by holders present either in person or by proxy, will be deemed to be represented for purposes of constituting a quorum. Shares which are represented at a meeting but as to which the holder abstains from voting or has no voting authority in respect of a particular matter (such as in the case of a broker non-vote) will not be deemed to be voted on such matter and will not be the equivalent of negative votes on such matter.

     The following table sets forth, to the knowledge of the Company, the only beneficial owners of more than 5% of the Company's outstanding common stock as of February 28, 1997. This information is based on the most recent statements on
Schedule 13G filed with the Securities and Exchange Commission or on other information available to the Company.

                                                                           SHARES OF
                                                                          COMMON STOCK
                  NAME AND ADDRESS                                     BENEFICIALLY OWNED    PERCENT
                  ----------------                                     ------------------    -------
Morgan Stanley Group, Inc. ("MS Group")(1)..........................        1,980,171         8.25%
  1585 Broadway
  New York, NY 10036

Pioneering Management Corporation(2)................................        1,929,900         8.04%
  60 State Street
  Boston, MA 02109

Lazard Freres & Co. LLC(3)..........................................        1,664,000         6.94%
  30 Rockefeller Plaza
  New York, NY 10020

Merrill Lynch & Co., Inc. ("ML&Co")(4)..............................        1,571,800         6.55%
  World Financial Center, North Tower
  New York, NY 10281

---------------
(1) Consists of shares held by investors whose accounts are managed by Miller Anderson & Sherred LLP and other subsidiaries of MS Group. MS Group has shared voting power as to 1,885,171 and shared investment power as to all such shares.

(2) Consists of shares held by investors whose accounts are managed by Pioneering Management Corporation ("PMC"). PMC has sole voting power as to all and shared investment power as to 1,749,900 such shares.

(3) Consists of shares held by investors whose accounts are managed by Lazard Freres & Co. LLC ("LFC"). LFC has sole voting power as to 1,547,300 and sole investment power as to all such shares.

(4) Consists of shares held by (i) registered investment companies and other investors whose investment advisors have as general partner Princeton Services, Inc., a subsidiary of Merrill Lynch Group, Inc., which is a subsidiary of ML & Co., and (ii) unit investment trusts sponsored by Merrill Lynch, Pierce, Fenner and Smith, Incorporated, which is a subsidiary of ML & Co. ML & Co. has shared voting and investment powers as to all such shares.

     The Company's Annual Report to Stockholders for the year ended December 29, 1996 is being mailed to stockholders together with this Proxy Statement. The date of mailing of this Proxy Statement is expected to be on or about March 17, 1997.

                             ELECTION OF DIRECTORS
                               (ITEM 1 OF NOTICE)

     There are currently three Class I directors, two Class II directors and three Class III directors. The present terms of the Class II and Class III directors extend until the 1998 and 1999 Annual Meetings of Stockholders, respectively. The present terms of the Class I directors expire at the 1997 Annual Meeting, and the Board has fixed at two the number of Class I directors to be elected at the meeting.

     The proxy will be voted to elect as Class I directors the two nominees (Mr. Foster and Mrs. Obourn), unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. Each of the nominees is presently a director of the Company and has consented to serve if re-elected.

     Each Class I director will be elected to hold office until the third annual meeting of stockholders following the 1997 Annual Meeting (2000) and until a successor is elected and qualified. If a nominee becomes unavailable, the proxy may be voted for the election of a substitute, unless authority has been withheld as to that nominee.

     Set forth below are the names of each nominee and the positions and offices held by him/her, his/her age at February 28, 1997, the year in which he/she became a director of the Company, his/her principal occupation and business experience for at least the last five years, and the names of other publicly-held companies for which he/she serves as a director. Following that is the same information regarding the other directors of the Company whose term of office will continue after the meeting.

CLASS I DIRECTORS -- NOMINEES FOR ELECTION AT THE ANNUAL MEETING TO BE HELD APRIL 23, 1997

                        NAME, PRINCIPAL OCCUPATION                           DIRECTOR
                   BUSINESS EXPERIENCE AND DIRECTORSHIPS                      SINCE         AGE
                   -------------------------------------                     --------       ---
William E. Foster..........................................................    1980         52
  Mr. Foster is a founder of the Company and he was, from 1980 to January
  1996, Chairman and Chief Executive Officer of the Company. From 1980
  until November 1993, Mr. Foster also served as President of the Company.
  From January 1996 he has been Chairman and from August 1996 he has also been President and Chief Executive Officer of the Company. Mr. Foster is
  director of Avid Technology, Inc., a developer of audio/video editing software and VideoServer, Inc., a manufacturer of video conference and networking equipment.

Candy M. Obourn............................................................    1995         46
  Mrs. Obourn has served in the following management positions for Eastman
  Kodak Company: 1989-1990, General Manager, Data Processing Products,
  Business Imaging Systems; 1990-1991, Assistant to the Chairman of the
  Board; 1990-1993, Vice President and Director of formation Systems and
  Business Processes; 1993-1995, Vice President and General Manager of
  Business Imaging Systems; and 1995-present, President, Business Imaging
  Systems.

CLASS II DIRECTORS -- TERMS EXTENDING TO 1998

                        NAME, PRINCIPAL OCCUPATION                           DIRECTOR
                   BUSINESS EXPERIENCE AND DIRECTORSHIPS                      SINCE         AGE
                   -------------------------------------                     --------       ---
Paul J. Ferri..............................................................    1981         58
  He has been, since 1978, a general partner of Hellman, Ferri Investment
  Associates, since 1982, a general partner of Matrix Partners, L.P., since
  1985, a general partner of Matrix Partners II, L.P., since 1990, a general partner of Matrix Partners III, L.P., and, since 1995, a general partner of Matrix Partners IV, L.P., all of which are venture capital investment partnerships. Mr. Ferri is a director of BancTec, Inc., a manufacturer of check-processing equipment, VideoServer, Inc. a manufacturer of video conference and networking equipment, Cascade
  Communications, Inc. a manufacturer of data communications equipment,
  Applix Inc., a developer of real-time software products, and TechForce,
  Corp., a provider of integrated network support solutions.

Gardner C. Hendrie.........................................................    1985         64
  He has been, since May 1985, a private investor and independent consultant, and since 1987, a general partner of Sigma Partners, a venture capital investment partnership. Mr. Hendrie was a founder of the
  Company and, from 1980 through 1985, served the Company as an executive officer in various senior engineering management positions. Mr. Hendrie is a director of Geotel Communications Corporation, a manufacturer of enterprise level call processing software.

CLASS III DIRECTORS -- TERMS EXTENDING TO 1999

                        NAME, PRINCIPAL OCCUPATION                           DIRECTOR
                   BUSINESS EXPERIENCE AND DIRECTORSHIPS                      SINCE         AGE
                   -------------------------------------                     --------       ---
Alexander V. d'Arbeloff....................................................    1980         69
  He has been, from 1971 to 1977, President and Chief Executive Officer, from 1977 to 1996, President, Chairman and Chief Executive Officer, and
  since January 1996, Chairman and Chief Executive Officer of Teradyne,
  Inc., a producer of automatic test equipment for the electronics industry. Mr. d'Arbeloff is a director of Teradyne, Inc., PRI Automation,
  Inc., a semiconductor equipment manufacturer, BTU Corporation, a manufacturer of thermal processing equipment, and Geotel Communications
  Corporation, a manufacturer of enterprise level call processing software.

                        NAME, PRINCIPAL OCCUPATION                           DIRECTOR
                   BUSINESS EXPERIENCE AND DIRECTORSHIPS                      SINCE         AGE
                   -------------------------------------                     --------       ---
Robert M. Morrill..........................................................    1983         59
  He was, from July 1983 through December 1990, a general partner of H and
  Q Investment Partners, a venture capital investment partnership. Since
  January 1991, Mr. Morrill has been a private investor. Mr. Morrill is a director and, since February, 1996, has been President and Chief
  Executive Officer of VMARK Software, Inc., a supplier of database and application development software.

Paul J. Severino...........................................................    1997         50
  In 1981, he co-founded and, until 1985, served as President, Chief
  Executive Officer and Director of Interlan, Inc., a manufacturer of ethernet connectivity products. In 1986 he co-founded and, until October
  1994, served as President, Chief Executive Officer and Director of
  Wellfleet Communications, Inc., a manufacturer of fault resilient inter-networking systems and services. From 1994 until November 1996, he served as Chairman of BayNetworks, Inc., which resulted from the merger of Wellfleet Communications, Inc., and Synoptics Communications, Inc. Mr.
  Severino is a Director of BayNetworks, Inc., Media 100, Inc., a
  manufacturer of nonlinear digital video editing products, and the
  Chairman and a Director of the Massachusetts Technology Development
  Corporation.

                   STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table sets forth information as of February 14, 1997 as to shares of common stock of the Company beneficially owned by each of the directors and the named executive officers of the Company and the directors and all executive officers as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares owned.

                                                                            BENEFICIAL OWNERSHIP
                                                                              OF COMMON STOCK
                                                                           ----------------------
                                                                           NUMBER OF   PERCENT OF
                                                                           SHARES(1)   OWNERSHIP
                                                                           ---------   ----------
Alexander V. d'Arbeloff..................................................     62,909       .26%
Arthur Carr(2)...........................................................     22,500       .09%
Paul J. Ferri............................................................     43,312       .18%
William E. Foster(3).....................................................    422,281      1.76%
Gary E. Haroian..........................................................    109,962       .46%
Gardner C. Hendrie.......................................................     21,500       .09%
Robert M. Morrill(4).....................................................     34,185       .14%
Candy M. Obourn..........................................................      9,000       .04%
Paul J. Severino(5)......................................................      8,000       .03%
Robert E. Donahue........................................................    149,131       .62%
Stephen C. Kiely.........................................................    130,000       .54%
J. Donald Oldham.........................................................    128,995       .54%
David M. Weishaar........................................................    123,156       .51%
All directors & executive officers as a group (16 persons)...............  1,341,903      5.60%

---------------

(1) Includes 1,051,365 shares which may be acquired within sixty days after February 14, 1997 by exercise of stock options by the directors and named executive officers as follows: Mr. d'Arbeloff, 38,000 ; Mr. Carr, 21,500 ; Mr. Ferri, 37,000; Mr. Foster 257,500; Mr. Haroian, 106,150; Mr. Hendrie, 21,500 ; Mr. Morrill, 24,185; Mrs. Obourn, 9,000; Mr. Severino, 8,000; Mr.
    Donahue, 148,320; Mr. Kiely 130,000; Mr. Oldham 128,210; Mr. Weishaar, 123,156; all directors and executive officers as a group 1,127,265. Of those shares, 389,238 would be fully vested as to all directors and all executive officers as a group within that sixty day period, and the holders would have investment and voting powers; the remaining shares would be subject to vesting, and the holders would have voting but not investment powers until the shares vested.

(2) Excludes 400 shares held by Mr. Carr's wife, beneficial ownership of which he disclaims.

(3) Excludes 62,000 shares held by Mr. Foster's wife, beneficial ownership of which he disclaims.

(4) Includes 10,000 shares held by Morrill Associates Limited Partners, of which Mr. Morrill and members of his family are partners.

(5) Includes 2,000 shares held by Mr. Severino, which are subject to stockholder approval of the amendment referred to in Item 4 of the Notice of the Annual Meeting on April 23, 1997.

               MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    During 1996, the Board of Directors of the Company held seven (7) meetings. Each incumbent director attended at least 75% of the aggregate number of the meetings of the Board and the meetings of the committees of the Board on which he or she served.

    The Board of Directors has an Audit Committee which held two meetings during 1996. The current members of the Audit Committee are Messrs. Ferri and Morrill. The principal functions of the Committee are to review matters relating to the examination of the Company by its independent auditors and its accounting control procedures.

     The Board of Directors has a Compensation and Stock Option Committee which held two meetings during 1996. The current members of this Committee are Messrs. d'Arbeloff, Carr, Ferri, Morrill and Mrs. Obourn, all of whom are nonemployee directors. The principal functions of the Committee are to fix the compensation of senior management and to administer the grant of options under the Company's stock option plans.

     The Board of Directors does not have a nominating or similar committee.

                             EXECUTIVE COMPENSATION

I.  SUMMARY COMPENSATION TABLE

     The following table sets forth all compensation paid by the Company for services rendered to the Company and its subsidiaries in all capacities during the fiscal years ended December 29, 1996, December 31, 1995 and January 1, 1995, to the chief executive officer and the four most highly paid persons other than the CEO who were serving as executive officers on December 29, 1996 and one person who served as Chief Executive Officer during part of fiscal 1996 (the "named executive officers").

                                                                       LONG TERM
                                                     ANNUAL           COMPENSATION
                                                  COMPENSATION       --------------
              NAME AND                         ------------------     SHARES UNDER        ALL OTHER
         PRINCIPAL POSITION                    SALARY(1)   BONUS     OPTION AWARDS     COMPENSATION(1)
       (AT DECEMBER 29, 1996)           YEAR     ($)        ($)          (#)(2)              ($)
       ----------------------           ----   ---------  -------    -------------     ---------------
William E. Foster....................   1996    353,666   106,000        120,000             4,500
  Chairman, President                   1995    415,012         0         30,000                 0
  and Chief Executive Officer           1994    415,012   422,293         50,000             4,500

Robert E. Donahue....................   1996    270,009   216,330(3)     115,000             4,500
  Vice President Finance, Chief         1995    240,000         0         25,000                 0
  Financial Officer and Treasurer       1994    235,000   160,174         20,000             4,500

J. Donald Oldham.....................   1996    240,000   125,680        100,000             4,500
  Vice President                        1995    220,000         0         25,000                 0
  Worldwide Sales                       1994    190,000    84,073         15,000             4,500

Stephen C. Kiely(4)..................   1996    246,176   115,380        130,000             4,500
  Vice President                        1995    220,004         0         40,000                 0
  Platform Products                     1994     71,077    78,795              0             2,132

David M. Weishaar....................   1996    230,000   106,040         95,000             4,500
  Vice President                        1995    220,000         0         15,000                 0
  World wide Operations and             1994    220,000   145,525         20,000             4,500
  Chief Quality Officer

Gary E. Haroian(5)...................   1996    400,010         0        190,000           721,430
                                        1995    350,012         0         30,000                 0
                                        1994    350,012   356,151         80,000             4,500

---------------

(1) Salary includes amounts deferred by the named executive officer and, except with respect to Mr. Haroian (see note 5 below), All Other Compensation consists exclusively of the Company's contribution under the Company's capital accumulation plan established pursuant to Section 401 (k) of the Internal Revenue Code. Under the capital accumulation plan, each participant may defer up to fifteen percent (15%) of his annual salary up to an annual maximum amount prescribed by IRS regulations ($9,500 in 1996). The Company matches a portion of such deferrals to the extent of achievement by the Company of certain profit goals.

(2) All options granted in 1994 and 1995 and certain options granted in 1996 were exchanged under a share for share option exchange program completed in July, 1996 (the "Option Exchange Program"). See "Option Repricing" below.

(3) $95,000 of this bonus amount is related to Mr. Donahue's performance as Chief Executive Officer of S2 Systems, Inc., a wholly owned software subsidiary of the Company.

(4)  Mr. Kiely began his employment with Stratus in September 1994.

(5) Mr. Haroian served as President and Chief Executive Officer until his resignation in August 1996 and thereafter was not an executive officer. Upon his resignation, the Company entered into an agreement with Mr. Haroian pursuant to which he will continue as an employee through September 6, 1998, subject to his earlier voluntary termination. The amount set forth for him in 1996 for All Other Compensation consists of $4,500 contributed by the Company under the Capital Accumulation Plan, $676,930 which is the amount accrued by the Company at fiscal year end 1996 for the remaining salary and $40,000 of benefits paid on his behalf under the agreement. Pursuant to the agreement, 75,000 of the shares under option awards are vested and the options for the remainder have been canceled under the Option Exchange Program or have otherwise expired without vesting.

II.  OPTION GRANTS TABLE

     The following table sets forth information with respect to stock options granted by the Company to the named executive officers in the fiscal year ended December 29, 1996.

                                               INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                              ----------------------------------------------------      VALUE AT ASSUMED
                                              % OF TOTAL                              ANNUAL RATES OF STOCK
                                               OPTIONS                               PRICE APPRECIATION FOR
                               OPTIONS        GRANTED TO    EXERCISE                       OPTION TERM
                              GRANTED(1)     EMPLOYEES IN     PRICE     EXPIRATION   -----------------------
      NAME                    (# SHARES)     FISCAL YEAR    ($/SHARE)      DATE        5%(5)        10%(5)
      ----                    ----------     ------------   ---------   ----------   ----------   ----------
William E. Foster...........    20,000(2)         .54         25.50      02/02/06    $  320,736   $  812,809
                               100,000(3)        2.71         17.125     07/25/06    $1,076,974   $2,729,211

Robert E. Donahue...........    25,000(2)         .68         25.50      02/02/06    $  400,920   $1,016,011
                                70,000(3)        1.90         17.125     07/25/06    $  753,882   $1,910,448
                                20,000            .54         24.00      10/22/06    $  301,867   $  764,963

J. Donald Oldham............    20,000(2)         .54         25.50      02/02/06    $  320,736   $  812,809
                                60,000(3)        1.62         17.125     07/25/06    $  646,200   $1,637,525
                                20,000            .54         24.00      10/22/06    $  301,867   $  764,963

Stephen C. Kiely............    30,000(2)         .81         25.50      02/02/06    $  481,104   $1,219,213
                                70,000(3)        1.90         17.125     07/25/06    $  753,882   $1,910,448
                                30,000            .81         24.00      10/22/06    $  452,801   $1,147,445

David M. Weishaar...........    20,000(2)         .54         25.50      02/02/06    $  320,736   $  812,809
                                55,000(3)        1.49         17.125     07/25/06    $  592,336   $1,501,067
                                20,000            .54         24.00      10/22/06    $  301,867   $  764,964

Gary E. Haroian.............    40,000(2)        1.08         25.50      02/02/06    $  641,473   $1,625,617
                               150,000(3)(4)     4.06         17.125     07/25/06    $1,615,462   $4,093,818

---------------
(1) All options granted are exercisable in full, but shares purchased may not be disposed of and are subject to repurchase by the Company at the exercise price until they vest. Shares vest at the rate of 6.25% per quarter over a four (4) year period from the date of grant, subject to acceleration upon certain change-of-control events. Such events include a tender offer for or acquisition of 30% or more of the stock of the Company by any person or group, a sale or merger pursuant to which the stock of the Company is converted into cash or other property, and a majority of the Board ceasing to consist of the current members or successors nominated by the current members. Shares vest in full upon such an event .

(2) Canceled in July 1996 under the Option Exchange Program. See "Option Repricing" below. The issuance upon exchange of options for a corresponding number of shares is reflected in the Option Grant numbers identified by footnote (3) in the Table above.

(3) Issued pursuant to the Option Exchange Program. See "Option Repricing" below. These numbers include shares under options issued in exchange for options granted in 1994 and 1995 as well as those granted earlier in 1996, which were subsequently canceled and are identified by footnote (2) in the Table above.

(4) Options for 75,000 of these shares have expired without vesting. See note
    (5) to Summary Compensation Table above.

(5) As required by the rules of the Securities and Exchange Commission, potential values are stated based on the prescribed assumption that the common stock will appreciate in value from the date of grant to the end of the option term at rates (compounded annually) of 5% and 10%, respectively, and therefore do not reflect past results and are not intended to forecast possible future appreciation, if any, in the price of the common stock.

III. OPTION EXERCISES AND FISCAL YEAR END OPTION VALUE TABLE

    The following table sets forth, for the named executive officers, the number of shares for which stock options were exercised in the fiscal year ended December 29, 1996, the realized value or spread (the difference between the exercise price and market value on date of exercise), and the number and unrealized spread of the unexercised options held by each at fiscal year end.

                                                                              NUMBER OF       VALUE OF
                                                                             UNEXERCISED    UNEXERCISED
                                                    SHARES                   OPTIONS AT     IN-THE-MONEY
                                                   ACQUIRED       VALUE        FY-END        OPTIONS AT
     NAME                                       ON EXERCISE(1)   REALIZED   (# SHARES)(2)    FY-END(2)
     ----                                       --------------   --------   -------------   ------------
William E. Foster.............................           0              0      217,500       $1,705,313
Robert E. Donahue.............................           0              0      123,320       $  843,180
J. Donald Oldham..............................       6,000       $ 22,500       98,210       $  711,914
Stephen C. Kiely..............................           0              0      100,000       $  743,750
David M. Weishaar.............................           0              0       97,000       $  780,750
Gary E. Haroian...............................      68,680       $624,480      106,150(3)    $  465,831

---------------
(1) Does not include 773 shares purchased by Mr. Donahue, 785 shares purchased by Mr. Oldham; 229 shares purchased by Mr. Kiely; 471 shares purchased by Mr. Weishaar and 735 shares purchased by Mr. Haroian during 1996 under the Company's Employee Stock Purchase Plan.

(2) With the exception of Mr. Haroian, whose options shown are fully vested, all shares shown are exercisable in full, but are subject to the vesting provisions described in note (1) to the Option Grants Table above. The following number of shares held by the named executive officers were fully vested as of fiscal year-end: Mr. Foster, 105,750 shares; Mr. Donahue, 30,795 shares; Mr. Oldham, 18,385 shares; Mr. Kiely 4,375 shares; and Mr. Weishaar 16,687 shares.

(3) Excludes 75,000 shares under options which have expired without vesting. See note (5) to Summary Compensation Table above.

IV.  OPTION REPRICING AND TEN-YEAR OPTION REPRICING TABLE

     As discussed in the report on executive compensation below, in 1996 the Company gave holders of stock options, including executive officers, the opportunity to exchange certain of those options for new options with a lower exercise price and with a new four year vesting schedule beginning on the grant date of the new option. The following table sets forth certain information concerning the exchange of stock options during the last ten fiscal years by the named executive officers, the other persons who are currently executive officers of the Company, and any other persons who exchanged stock options while serving as executive officers of the Company.

                                                                                                               LENGTH OF
                                                                                                               ORIGINAL
                                          NUMBER OF       MARKET PRICE OF                         NEW      TERM REMAINING AT
                                       OPTIONS REPRICED    STOCK AT TIME    EXERCISE PRICE AT   EXERCISE   DATE OF REPRICING
           NAME                DATE       (# SHARES)       OF REPRICING     TIME OF REPRICING    PRICE            (1)
           ----              --------  ----------------   ---------------   -----------------   --------   -----------------
William E. Foster.........   10/12/90        85,000             15.25       19.75 -- 21.50        15.25          6Y  0M
  Chairman, President        09/08/93        30,000             23.25            40.00            23.25          8Y  2M
  & CEO                      07/25/96       100,000            17.125       25.50 -- 27.25       17.125          9Y  6M

Robert A. Donahue.........   12/07/87         5,600             18.00       19.75 -- 20.25        18.00          8Y  6M
  Vice-President, CFO        10/12/90         3,400             15.25            20.00            15.25          5Y  2M
  & Treasurer                09/08/93         9,000             23.25            40.00            23.25          8Y  2M
                             07/25/96        70,000            17.125       25.50 -- 27.25       17.125          9Y  6M

J. Donald Oldham..........   10/12/90         5,150             15.25       20.00 -- 21.25        15.25          3Y  5M
  Vice-President             09/08/93        15,000             23.25            40.00            23.25          8Y  2M
  Worldwide Sales            07/25/96        60,000            17.125       25.50 -- 27.25       17.125          9Y  6M

Stephen C. Kiely..........   07/25/96       100,000            17.125       25.50 -- 26.375      17.125          9Y  6M
  Vice President
  Platform Products

David M. Weishaar.........   07/25/96        55,000            17.125       25.50 -- 27.25       17.125          9Y  6M
  Vice President Worldwide
  Operations and Chief
  Quality Officer

John F. Young(2)..........   12/07/87         2,300             18.00            21.50            18.00          7Y 11M
                             10/12/90         7,000             15.25       20.00 -- 21.25        15.25          9Y  2M
                             09/08/93         4,500             23.25            40.00            23.25          8Y  3M
                             07/25/96        27,000            17.125       25.50 -- 27.25       17.125          9Y  6M

David P. Gamache(2).......   12/07/87         3,700             18.00            21.50            18.00          8Y 10M
                             10/12/90         6,450             15.25       18.00 -- 21.50        15.25          9Y  2M
                             09/08/93         5,000             23.25            40.00            23.25          8Y  3M
                             07/25/96        18,500            17.125       25.50 -- 27.25       17.125          9Y  6M

Eileen Casal(2)...........   10/12/90           465             15.25       20.00 -- 21.25        15.25          9Y  2M
                             09/08/93         3,000             23.25            40.00            23.25          8Y  3M
                             07/25/96        14,100            17.125       25.50 -- 27.25       17.125          9Y  6M

Gary E. Haroian...........   12/07/87         6,400             18.00       19.75 -- 21.50        18.00          6Y  0M
                             10/12/90         9,350             15.25            20.00            15.25          5Y  2M
                             09/08/93        22,000             23.25            40.00            23.25          8Y  2M
                             07/25/96       150,000            17.125       25.50 -- 27.25       17.125          9Y  6M

Richard L. Tarulli(3).....   10/12/90        11,000             15.25       20.00 -- 22.25        15.25          8Y  1M
                             09/08/93        15,000             23.25            40.00            23.25          8Y  3M

Robert A.
  Freiburghouse(3)........   12/07/87        18,000             18.00       19.75 -- 21.50        18.00          8Y 11M
                             10/12/90        31,100             15.25       18.00 -- 21.25        15.25          8Y  1M
                             09/08/93        18,000             23.25            40.00            23.25          8Y  3M

Paul R. Tucker(3).........   12/07/87         4,000             18.00            28.25            18.00          9Y  1M
                             10/12/90        20,000             15.25       20.00 -- 21.25        15.25          8Y  1M
                             09/08/93        15,000             23.25            40.00            23.25          8Y  3M

John H. Curtis(3).........   12/07/87        13,500             18.00       19.25 -- 21.50        18.00          8Y 11M

William H. Thompson(3)....   12/07/87         2,000             18.00            28.25            18.00          9Y  1M

James E.D. Austin(3)......   12/07/87        12,800             18.00       19.75 -- 21.50        18.00          8Y  1M
                             10/12/90        36,000             15.25       18.00 -- 21.50        15.25          8Y 11M

---------------
(1) All exchanged options begin a new five (5) year vesting schedule beginning on the grant date of the new, repriced option except options exchanged in 1996 which begin a new four (4) year vesting schedule commencing on the grant date of the new repriced option. If the repriced options were in exchange for more than one original option, the length of term remaining refers to the most recently granted original option.

(2) Currently an executive officer of the Company.

(3) Formerly an executive officer of the Company.

                               DIRECTORS COMPENSATION

     Each director of the Company who is not an employee is paid $17,000 per year and $1,000 for each meeting of the Board attended. In addition, members of the Audit Committee, Compensation and Stock Option Committee and any other special committees formed from time to time are paid $1,000 for each meeting of such committee attended. Directors of the Company who are not employees have also been granted stock options annually in connection with the performance of their duties. In 1996, each non-employee director was granted an option for the purchase of 3,000 shares at an exercise price equal to the fair market value at the time of grant. Options granted to non-employee directors are exercisable in full, but the underlying shares vest over a four (4) year period from the date of grant, subject to acceleration upon certain change-of-control events. The Stratus Non-Qualified Common Stock Option Plan currently provides that each nonemployee director shall receive option awards of 8,000 shares upon first joining the Board and 4,000 shares each year thereafter, subject to stockholder approval of Item 4 of the Notice of the Annual Meeting.

     The following report on executive compensation and the Performance Graph on page 14 shall not be incorporated by reference into any filings by the Company with the Securities and Exchange Commission.

               COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

     This report, prepared by the Compensation and Stock Option Committee, addresses the Company's executive compensation policies and the basis on which fiscal 1996 executive officer compensation determinations were made. The Committee (aided by compensation professionals employed by the Company) designs and approves all components of executive compensation.

     To ensure executive compensation is designed and administered in an objective manner, the Committee's members are all non-employee directors. The duty of the Committee is to set the base salary and variable compensation for all executive officers, as well as the design of all other elements of the executive compensation program.

     POLICY: The Company's overall policy for compensating its executive officers continues to be to establish aggregate compensation levels which (i) provide appropriate incentives for individual and Company performance (ii) are sufficiently competitive within the computer/high-technology industry to retain and, when necessary, attract executive officers who are capable of leading the Company to achieve its business objectives, (iii) reward outstanding performance and (iv) tie the interests of the Company's executives to the interests of the Company's stockholders.

     The principal components of the executive compensation programs are base salary, variable bonus, and stock options, as described below. In addition, executives are eligible to participate, on a non-discriminatory basis, in various benefit programs provided to all full-time employees, including the capital accumulation and employee stock purchase plans and the group medical, disability and life insurance programs. In reaching its decisions with regard to actual compensation levels, the Committee takes into consideration all elements of the program rather than any one element in isolation.

     Competitive market data is obtained by using market standard surveys. This competitive market data compares the Company's compensation programs to those of a group of computer/high-technology companies consisting of substantially the same companies as the industry index shown on the performance graph below. The Company's overall compensation is generally targeted at the mid-range of the comparison group.

     BASE SALARY AND VARIABLE BONUS: The 1996 executive compensation program was designed to continue the process, begun in 1991, of more directly tying the executive officers' compensation to the performance of the Company. During the first half of 1996, Mr. Foster's compensation as Chairman consisted entirely of a base salary that was 27.7% lower than his 1995 base salary. Upon his reappointment as President and Chief Executive Officer in the second half of 1996 and consistent with the Company's executive compensation program, Mr. Foster's base salary was adjusted prospectively to equal the prior Chief Executive Officer's base salary (representing a 3.6% reduction from Mr. Foster's 1995 base salary) and he was provided a targeted bonus. The Committee determined that the overall targeted compensation was approximately at the mid-range of compensation for chief executive officers of comparable companies. Mr. Foster's potential bonus for 1996 was based upon attainment by the Company of certain goals for revenue and earnings per share.

     Approximately 67% of the aggregate targeted annual compensation for the other four executive officers for 1996 consisted of base salaries, and the remainder consisted of potential bonuses based upon the attainment of certain individuals goals in combination with the Company meeting or exceeding designated financial performance goals established for bonus purposes. The overall targeted annual compensation for each of the executive officers was determined by the Committee to be approximately at the mid-range of compensation for similar positions in comparable companies.

     STOCK OPTIONS: The Committee believes that stock ownership by executive officers is important in aligning management and stockholder interests in the long-term enhancement of stockholder value. Since the early years of the Company, stock options have been granted to executive officers and other key employees annually. The options granted to executive officers have exercise prices equal to the fair market value of the stock on the date of grant and vest over either a five (5) or four (4) year period.

     The number of shares for which options were granted to executive officers in 1996 was determined by the Committee based upon several factors, including the executive's position, his past and future expected performance, the competitive survey data as described above, and the number of shares under options previously granted.

     OPTION EXCHANGE PROGRAM. The Committee decided in July 1996 that the exercise price of certain stock options previously granted was at such a high level, when compared to existing market value, that the incentives and retention power associated with such options had been substantially negated. The Company believes that its Option Exchange Program was an effective way to ensure stability in key management positions without adversely impacting the earnings or the cash position of the Company. Under the repricing program, vesting schedules were re-set over a new four (4) year period. Accordingly, the Committee authorized the Company to offer to all employees, including executive officers, and to all Directors, who held outstanding unexercised options granted between January 1, 1994 to July 25, 1996, the opportunity to exchange such options on a one for one basis for new options. The new options issued pursuant to such exchange had an exercise price of $17.125, which was the fair market value of the common stock on the effective date of the exchange. Optionees who elected to make the exchange received the lower exercise price and a new ten
(10) year option, but lost the accumulated vesting on the exchanged and canceled options; a new four (4) year vesting schedule began on the new options at a rate of 6.25% per quarter from the date of the grant.

     COMPENSATION NOT QUALIFYING FOR TAX DEDUCTIBILITY: Section 162(m) of the Internal Revenue Code, adopted in 1993, provides in general that compensation to certain individual executive officers during any year in excess of $1 million is not deductible by a public company. The Committee believes that, given the general range of salaries and bonuses for executive officers of the Company, the $1 million threshold of Section 162(m) will not be reached by any executive officer of the Company in the foreseeable future. Accordingly, the Committee has not established a policy regarding compensation not qualifying for federal tax deductibility because that threshold is not currently within reasonable range of any executive officer.

                                            Compensation and Stock Option
                                            Committee

                                            Alexander V. d'Arbeloff
                                            Arthur Carr
                                            Paul J. Ferri
                                            Robert A. Morrill
                                            Candy M. Obourn

                            STOCK PERFORMANCE GRAPH

     The following Performance Graph assumes an investment of $100 on December 31, 1991 and compares annual percentage changes thereafter in the market price of the Company's common stock with a broad market index (S&P 500) and an industry index (S&P Computer System). The Company paid no dividends during the periods shown; the performance of the indexes is shown on a total return (dividend reinvestment) basis. The graph lines merely connect year-end dates and do not reflect fluctuations between those dates.

                            [Stratus Computer Graph]

               COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     The members of the Compensation and Stock Option Committee during 1996 were Messrs. d'Arbeloff, Carr, Ferri, and Morrill and Mrs. Obourn. See "Election of Directors". None of the members of the Committee had any interlocking or insider relationships during 1996 with the Company or its executive officers.

                            SECTION 16(a) REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and persons who own more than ten percent of its common stock to file reports with the Securities and Exchange Commission disclosing their ownership of stock in the Company and changes in such ownership. Copies of such reports are also required to be furnished to the Company. Based solely on a review of the copies of such reports received by it, the Company believes that during and in respect of the fiscal year ended December 29, 1996 all such filing requirements were complied with.

                  APPROVAL OF AMENDMENTS TO STOCK OPTION PLANS
                             (ITEMS 2-4 OF NOTICE)

     On January 13, 1997 the Board of Directors of the Company adopted amendments to both the 1983 Incentive Stock Option Plan ("1983 Plan") and the Non-Qualified Common Stock Option Plan ("NQSO Plan") (see plan descriptions below) to (i) increase the maximum combined aggregate number of shares authorized to be issued under both plans so that, as amended, the maximum aggregate number of shares available under both plans combined is 10,880,200, an increase of 1,500,000 shares; (ii) increase the maximum aggregate limit of shares for which options may be granted to any person in any fiscal year from 100,000 to 500,000 shares per plan; and (iii) increase the number of shares for which options are to be granted to outside directors from 6,000 to 8,000 upon new appointment and from 3,000 to 4,000 annually thereafter. As of February 24, 1997, of the 9,380,200 shares authorized under the plans, only 942,687 remain available for grant; and the purpose of the increase in the combined number of shares was to permit the continuing grant of stock options, which the Board of Directors believes is necessary to continue to attract and retain key employees, as well as provide an incentive to them to exert their best efforts for the Company. The purpose of the increase in the limitation on the number of shares for which options may be granted annually is to attract and retain key executives including a new Chief Executive Officer (the search for whom the Company announced on January 22, 1997) and enable taxable compensation to executives in respect of such options to be exempt from the limitation on deductibility imposed by Section 162(m) of the Internal Revenue Code (the "Code"). Section 162(m) provides in general that compensation to certain individual executive officers during any year in excess of $1 million is not deductible by a public company for federal tax purposes. However, compensation pursuant to plans meeting certain qualifications is not included in determining the deductibility limitation, and the Company believes that the Company's plans will continue to meet such qualifications. The purpose of the increase in the number of shares to be granted to outside directors is to be able to continue to attract and retain key non-employee members of the Board of Directors in today's competitive environment.

     Approval of the amendments by the stockholders is sought in order to meet the stockholder approval requirements of i) the respective plans, (ii) Section 422 of the Code, which requires stockholder approval of any increase in the number of shares which may be issued under an ISO Plan, iii) Rule 16(b)-3 of the Securities Exchange Act of 1934, which, in the case of certain option plans that have been approved by stockholders, prevents the grant of options to directors, officers, and certain other affiliates from being deemed "purchases" for purposes of the profit recapture provisions of Section 16(b) of that Act and,
(iv) Section

162(m) of the Code, which among other qualifications requires stockholder approval of certain provisions of an option plan to exempt the spread (the difference between the exercise price and the market value at the time of exercise) of NSOs from the limitation on deductibility under that section. The executive officers and certain directors of the Company who may receive such options will benefit from such approval. The Board of Directors recommends stockholder approval of these amendments.

1983 Stock Option Plan

     The 1983 Plan currently provides for the grant, to key employees of the Company, of either "incentive stock options" ("ISOs") within the meaning of the Internal Revenue Code or "nonstatutory stock options" ("NSOs") for the purchase of common stock of the Company. The exercise price for ISOs granted under the 1983 Plan must be at least equal to the fair market value of the underlying shares of common stock at the time of grant, and the exercise price for NSOs granted under the 1983 Plan must be at least equal to 50% of the fair market value of the underlying shares of common stock at the time of grant. The 1983 Plan is administered by the Compensation and Stock Option Committee of the Board of Directors, which determines the option price, exercise period and other terms and conditions of options at the time of each grant. All options granted to date under the 1983 Plan become exercisable in full not later than one year from the date of grant, expire ten years from the date of grant to the extent not exercised, are non-transferable by the optionee, and are exercisable only during the employment of the optionee by the Company and, in certain cases, for a limited period thereafter. Shares of common stock purchased pursuant to the options vest over a five-year period (if granted prior to January 1, 1996) or over a four year period (if granted from January 1, 1996) from the date of grant subject to acceleration upon certain change-of-control events. Any shares not vested upon termination of employment are subject to the Company's right of repurchase at the original purchase price. It is expected that options granted in the future under the 1983 Plan will have terms and conditions substantially the same as those described above. Approximately 764 employees of the Company are eligible to receive options under the 1983 Plan.

Non-Qualified Stock Option Plan

     The Non-Qualified Common Stock Option Plan (the "NQSO Plan") provides for the grant, to key employees and directors of the Company, of NSOs for the purchase of common stock of the Company. The NQSO Plan is administered by the Compensation and Stock Option Committee, which determines the option price, exercise period and other terms and conditions of options at the time of each grant. To date, the terms and conditions of options granted under the NQSO Plan have been substantially the same as those described above for options under the 1983 Plan.

     Currently, the only material differences between the 1983 Plan, as it provides for NSOs, and the NQSO Plan is that the NQSO Plan permits (i) the grant of NSOs (other than to directors) having exercise prices less than 50% of the fair market value of the underlying shares at the time of grant, and (ii) the grant of NSOs to directors who are not employees of the Company.

Federal Income Tax Information

     For federal tax purposes, no taxable income is recognized by the optionee upon grant of any option. No taxable income is recognized by the optionee upon exercise of an ISO so long as the shares acquired are held for at least two years from the date of grant and one year from the date of exercise and, correspondingly, there is no compensation deductible by the Company. Upon sale of the shares by the optionee after such holding periods, any gain or loss over the exercise price is long-term capital gain or loss. In the case of NSOs, ordinary compensation income is recognized by the optionee upon exercise in the amount of any excess of the then fair market value over the exercise price, and the Company is entitled to a corresponding deduction. In the event an optionee disposes of shares purchased under an ISO before the holding periods referred to above are met, the disposition is treated similarly to the exercise of an NSO. The foregoing general summary is not intended to be exhaustive, does not address certain special federal tax provisions, and does not address state, municipal or foreign tax laws.

Option Grants and Outstanding Option Totals

     During the fiscal year ended December 29, 1996, NSOs for the purchase of 3,692,521 shares of common stock were issued under the 1983 Plan, of which approximately 2,398,178 were issued pursuant to the share for share exchange program described above. The exercise prices of substantially all such options were equal to the fair market value of the underlying shares at the time of grant. During the fiscal year ended December 29, 1996, NSOs for the purchase of 87,000 shares of common stock were issued under the NQSO Plan, of which approximately 69,000 were issued pursuant to the share for share exchange program described above. The exercise price for these shares was equal to the fair market value of the underlying shares at the time of grant. During the fiscal year ended December 29, 1996, no ISOs were granted under the 1983 Plan. The following table sets forth the number of shares for which NSOs were granted during the fiscal year ended December 29, 1996 to the named executive officers, the current executive officers as a group, the non-employee directors, and the non-executive officer employees. For additional information as to options granted to the named executive officers, see the Options Grants Table above.

                                                                   1983 PLAN   NQSO PLAN
                                                                   ---------   ---------
    William E. Foster............................................   120,000
    Robert E. Donahue............................................   115,000
    J. Donald Oldham.............................................   100,000
    Stephen C. Kiely.............................................   130,000
    David M. Weishaar............................................    95,000
    Gary E. Haroian..............................................   190,000
    Current executive officers as a group........................   837,000
    Non-employee directors as a group............................                87,000
    Non-executive officer employees..............................  2,855,521

     At December 29, 1996, options outstanding under both the 1983 Plan and the NQSO Plan were for the purchase of an aggregate of 3,656,398 shares of common stock, and, of the 9,380,200 authorized shares, 930,927 shares remained available for grant under the Plan.

             APPROVAL OF AMENDMENTS TO EMPLOYEE STOCK PURCHASE PLAN
                               (ITEM 5 OF NOTICE)

     On January 13, 1997, the Board of Directors adopted an Amendment to the Employee Stock Purchase Plan ("ESPP") increasing the number of shares available for purchase by 1,000,000 to 4,100,000 shares. As of February 24, 1997, of the 3,100,000 shares authorized under the ESPP, only 172,938 shares remained available for issuance under further offerings. The Board of Directors recommends approval of the amendment because it believes that the availability of an employee stock purchase plan is an important factor in the Company's ability to attract and retain employees and provide an incentive to them to exert their best efforts for the Company. Approval of the stockholders is sought to meet the stockholder approval requirements of the ESPP and Rule 16(b)-3 of the Securities and Exchange Act of 1934.

     The ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code. As such, no income is taxable to a participant until shares which have been purchased are sold, and the federal tax treatment upon sale depends upon whether the shares have been held for two years following the beginning of the applicable offering period and one year from the date of purchase. If shares are held for those periods, there is no compensation deduction for the Company. The purpose of the ESPP is to provide employees of the Company (of which there are approximately 2,450) an opportunity to participate in the growth and development of the Company through the purchase of common stock. The plan is implemented by one or more offerings from time to time and for such offering period(s) as determined by the Board of Directors or the Compensation and Stock Option Committee of the Board. Each offering period shall be no longer than twenty-seven months. The price at which common stock is purchased under the plan is the lower of 85% of its fair market value at the commencement of an offering period or 85% of its fair market value on the last day of the offering period. The maximum value of common stock an employee may purchase during an offering period is 10% of the employee's annual rate of compensation at the time the option is granted. The following table sets forth the number of shares purchased under the ESPP during the fiscal year ended December 29, 1996 by the named executive officers, the current executive officers as a group, and all other employees.

                                                                        NO. OF SHARES
                                                                        -------------
        William E. Foster.............................................           0
        Robert E. Donahue.............................................         773
        J. Donald Oldham..............................................         785
        Stephen C. Kiely..............................................         229
        David M. Weishaar.............................................         471
        Gary E. Haroian...............................................         735
        Current executive officers as a group.........................       4,258
        All other employees...........................................     259,770

                    RATIFICATION OF APPOINTMENT OF AUDITORS
                               (ITEM 6 OF NOTICE)

     Subject to approval by the stockholders, the Board of Directors has selected the firm of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 28, 1997.

     Although there is no legal requirement that this matter be submitted to a vote of the stockholders, the Board of Directors believes that the selection of independent auditors is of sufficient importance to seek stockholder ratification. In the event the selection of Ernst & Young LLP is not ratified by the affirmative vote of a majority of the shares represented and voting at the meeting, the Board will reconsider its selection.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in this connection. The Company has retained Corporate Investor Communications, Inc. to aid in the solicitation of proxies, which company will receive a fee and reimbursement of expenses estimated not to exceed an aggregate of $15,000, all of which will be borne by the Company.

     Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices not later than November 16, 1997, for inclusion in the proxy statement for that meeting. Other requirements for inclusion are set forth in Rule 14a-8 under the Securities Exchange Act of 1934 as amended.

                                          By order of the Board of Directors

                                          EILEEN CASAL, Assistant Clerk

March 17, 1997

     The Board of Directors hopes that stockholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                             STRATUS COMPUTER, INC.

                      PROXY SOLICITED BY BOARD OF DIRECTORS
P                      FOR ANNUAL MEETING APRIL 23, 1997

R The undersigned stockholder of Stratus Computer, Inc. hereby appoints Alexander V. d'Arbeloff, Robert M. Morrill, Paul J. Ferri, Gardner C.
O Hendrie, William E. Foster and Paul J. Severino, or any one or more of them, attorneys and proxies for the undersigned with power of substitution
X in each to act for and to vote, as designated below, with the same force and effect as the undersigned, all shares of Stratus Computer, Inc. common
Y stock standing in the name of the undersigned at the Annual Meeting of Stockholders of Stratus Computer, Inc. to be held at the Company's offices, 55 Fairbanks Boulevard, Marlborough, Massachusetts on April 23, 1997 at 2:00 PM and any adjournments thereof.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL GRANT AUTHORITY TO VOTE FOR ALL NOMINEES FOR CLASS I DIRECTORS AND WILL BE VOTED "FOR" THE OTHER PROPOSALS. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTERS.

             To elect two Class I Directors for the ensuing year.

             NOMINEES: William E. Foster and Candy Obourn

     SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.


                                                                  -------------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                  -------------

    Please mark
[X] votes as in
    this example.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The undersigned hereby acknowledges receipt of the Notice of said meeting and the related Proxy Statement.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5 and 6.
-------------------------------------------------------------------------------
                                                  FOR
                                               NOMINEES   WITHHELD
1. Election of Class I Directors
   (see reverse side).                            [ ]       [ ]

[ ]
-----------------------------------------
For all nominees except as noted above

2. Approve amendments to 1983 Stock Option       FOR      AGAINST    ABSTAIN
   Plan and the Non-Qualified Common Stock
   Option Plan increasing the maximum            [ ]        [ ]        [ ]
   combined aggregate number of shares of
   common stock authorized to be issued
   under both plans from 9,380,200 to
   10,880,200.

3. Approve amendments to the 1983 Stock          FOR      AGAINST    ABSTAIN
   Option Plan and the Non-Qualified
   Common Stock Option Plan increasing the       [ ]        [ ]        [ ]
   maximum aggregate annual limitation on
   shares for which options may be granted
   to a participant under both plans from
   100,000 to 500,000.

4. Approve an amendment to the Non-Qualified     FOR      AGAINST    ABSTAIN
   Common Stock Option Plan increasing the
   number of shares for which options are        [ ]        [ ]        [ ]
   to be granted to outside directors from
   6,000 to 8,000 upon new appointment and
   from 3,000 to 4,000 annually thereafter.

5. Approve an amendment to the Employee Stock    FOR      AGAINST    ABSTAIN
   Purchase Plan increasing the aggregate
   number of shares that may be issued           [ ]        [ ]        [ ]
   thereunder from 3,100,000 to 4,100,000.

6. Ratify Ernst & Young LLP as independent       FOR      AGAINST    ABSTAIN
   auditors.
                                                 [ ]        [ ]        [ ]
-------------------------------------------------------------------------------

                                                 MARK HERE FOR
                                               ADDRESS CHANGE AND  [ ]
                                                 NOTE AT LEFT

                                                Signature:                                    Date
Please sign exactly as name appears hereon.                ----------------------------------       -----------------
Joint owners should each sign. When signing
as attorney, executor, administrator,           Signature:                                    Date
trustee or guardian, please give full title               ----------------------------------       -----------------
as such.
